EXHIBIT 10.77

                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                AND AMENDMENT TO
                                 REVOLVING NOTE


         BAILEY CORPORATION ("Bailey"), a Delaware corporation, its wholly-owned subsidiary BAILEY MANUFACTURING CORPORATION ("BMC"), a Delaware corporation, each with a principal place of business at 700 Lafayette Road, P.O. Box 307, Seabrook, New Hampshire 03874, its wholly-owned subsidiary BAILEY TRANSPORTATION PRODUCTS, INC. ("BTP"), a Delaware corporation, with its principal place of business at 333 Gore Road, Conneaut, Ohio 44030, and BAYBANK, a Massachusetts trust company, with its principal place of business at 7 New England Executive Park, Burlington, Massachusetts 01803, (the "Bank") hereby agree to further amend that certain Amended and Restated Credit Agreement dated as of July 29, 1994 among Bailey, BMC, BTP and the Bank , as previously amended by a First Amendment dated as of September 20, 1994, (the "Credit Agreement") and to amend the Amended and Restated Revolving Note dated July 29, 1994 (the "Revolving Note") so as to increase the amount which may be borrowed under the Revolving Credit of the Credit Agreement to $14,000,000.00 to make corresponding changes in the Revolving Note.

         Bailey BMC, BTP and the Bank agree as follows:

Amendments to Credit Agreement

         A. The second paragraph of the Credit Agreement entitled "Background" is hereby amended by deleting the figure "$12,500,000" in the fourth line thereof and substituting the figure "$14,000,000" therefor.

         B. Section 1.4 of the Credit Agreement is hereby amended by deleting the figure "$12,500,000" in the fourth line thereof and substituting the figure "$14,000,000" therefor.

         C. Section 1.5 of the Credit Agreement is hereby amended by deleting the figure "$12,500,000" in line four thereof and substituting the figure "$14,000,000" therefor.

Amendment to Revolving Note

         D. The Revolving Note is hereby amended (i) by deleting the figure "$12,500,000" in the upper left hand corner and substituting the figure "$14,000,000" therefor and (ii) by deleting the first paragraph and substituting the following therefor:

                           For  value  received  the  undersigned,  jointly  and
                  severally, hereby promise to pay to the order of BAYBANK (the "Bank"), ON DEMAND, the principal sum of $14,000,000 or, if less, the aggregate unpaid principal amount of all advances made by the Bank under the "Revolving Credit" as defined in the Amended and Restated Credit Agreement referred to below and outstanding at the time of such demand, together with interest thereon or on such portion thereof as may be from time to time outstanding at such rate and payable at such times and in such manner as are provided in the said Amended and Restated Credit Agreement. As provided in the said Amended and Restated Credit Agreement, the aggregate amount borrowed under the "Revolving Credit" shall not exceed $14,000,000.

         E. The Bank agrees to mark the original of the Revolving Note to refer to this Amendment and to affix a copy of this Amendment to the original of the Revolving Note.

         IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives to take effect as of April 6, 1995.

BAYBANK                                               BAILEY CORPORATION



By: /s/ James F. Carr, Vice President                 By: /s/ Leonard J. Heilman

                                                      BAILEY MANUFACTURING
                                                      CORPORATION



                                                      By: /s/ Leonard J. Heilman


                                                      BAILEY TRANSPORTATION
                                                      PRODUCTS, INC.



                                                      By: /s/ Leonard J. Heilman